EXHIBIT 10.2

Amended portions of the agreement below are indicated with underscore.

                          COVENANT NOT TO COMPETE
                        AND NON-DISCLOSURE AGREEMENT
                                 AS AMENDED
                                 __________

PARTIES:

       Charles D. Denson (EMPLOYEE)

       NIKE, Inc., and its parent, divisions,
       subsidiaries and affiliates (NIKE)

DATE:  December 28, 2004


RECITALS:

     A. This Covenant Not to Compete and Non-Disclosure Agreement is executed upon the EMPLOYEE's advancement to the position of President of the NIKE brand and is a condition of such advancement.

     B. Over the course of EMPLOYEE's employment with NIKE, EMPLOYEE will be or has been exposed to and/or is in a position to develop confidential information peculiar to NIKE's business and not generally known to the public as defined below ("Protected Information"). It is anticipated that EMPLOYEE will continue to be exposed to Protected Information of greater sensitivity as EMPLOYEE advances in the company.

     C. The nature of NIKE's business is highly competitive and disclosure of any Protected Information would result in severe damage to NIKE and be difficult to measure.

     D. NIKE makes use of its Protective Information throughout the world. Protective Information of NIKE can be used to NIKE's detriment anywhere in the world.

AGREEMENT:

In consideration of the foregoing, and the terms and conditions set forth below, the parties agree as follows:

     1.     Covenant Not to Compete.

            (a) Competition Restriction. During EMPLOYEE's employment by NIKE, under the terms of any employment contract or otherwise, and for twenty-four (24) months thereafter, (the "Restriction
                   _______________________
Period"), EMPLOYEE will not directly or indirectly, own, manage, control, or participate in the ownership, management or control of, or be employed by, consult for, or be connected in any manner with, any business engaged anywhere in the world in the athletic footwear, athletic apparel or sports equipment and accessories business, or any other business which directly competes with NIKE or any of its parent, subsidiaries or affiliated corporations ("Competitor"). By way of illustration only, examples of NIKE competitors include but are not limited to: Adidas, FILA, Reebok, Puma, Champion, Oakley, DKNY, Converse, Asics, Saucony, New Balance, Ralph Lauren/Polo Sport, B.U.M., FUBU, The Gap, Tommy Hilfiger, Umbro, Northface, Venator (Footlockers), Sports Authority, Columbia Sportswear, Wilson, Mizuno, Callaway Golf and Titleist. This provision is subject to NIKE's option to waive all or any portion of the Restriction Period as more specifically provided below.

             (b) Extension of Time. In the event that EMPLOYEE breaches this covenant not to compete, the Restriction Period shall automatically toll from the date of the first breach, and all subsequent breaches, until the resolution of the breach through private settlement, judicial or other action, including all appeals. The Restriction Period shall continue upon the effective date of any such settlement judicial or other resolution. NIKE shall not be obligated to pay EMPLOYEE the additional compensation described in paragraph 1(d) below during any period of time in which this Agreement is tolled due to EMPLOYEE's breach. In the event EMPLOYEE receives such additional compensation for any such breach, EMPLOYEE must immediately reimburse NIKE in the amount of all such compensation upon the receipt of a written request by NIKE.

            (c) Waiver of Non-Compete. NIKE has the option to elect to waive all or a portion of the Restriction Period or to limit the definition of Competitor; provided, however, unless EMPLOYEE is terminated "for cause" (which shall only include continual and repeated neglect of duties and acts of dishonesty), any waiver of the Restriction Period must be with the consent of EMPLOYEE. In the event all or a portion of the Restriction Period is waived, NIKE shall not be obligated to pay EMPLOYEE for any period of time as to which the Covenant Not to Compete has been waived.

            (d)     Additional Consideration.  As additional
                    ________________________________________
consideration for the Covenant Not To Compete described above, should
_____________________________________________________________________
Nike terminate EMPLOYEE's employment and the Covenant Not To Compete is
________________________________________________________________________
enforced, Nike shall pay EMPLOYEE a monthly payment equal to one-twelfth
________________________________________________________________________
(1/12) of EMPLOYEE's then current Annual Nike Income (defined herein to
_______________________________________________________________________
mean base salary and annual Performance Sharing Plan bonus calculated at
________________________________________________________________________
100% of EMPLOYEE's targeted rate) while the Restriction Period is in
____________________________________________________________________
effect.  If EMPLOYEE voluntarily terminates employment and the Covenant
_______________________________________________________________________
Not To Compete is enforced, Nike shall pay EMPLOYEE a monthly payment
_____________________________________________________________________
equal to one-twenty-fourth (1/24) of EMPLOYEE's then current Annual Nike
________________________________________________________________________
Income while the Restriction Period is in effect; provided, however, if
_______________________________________________________________________
EMPLOYEE voluntarily terminates employment after December 31, 2006, but
_______________________________________________________________________
prior to December 31, 2007, and the Covenant Not To Compete is enforced,
________________________________________________________________________
Nike shall pay EMPLOYEE a monthly payment equal to one-twelfth (1/12) of
________________________________________________________________________
EMPLOYEE's then current Annual Nike Income while the Restriction Period
_______________________________________________________________________
is in effect.
_____________

     2. Subsequent Employer. EMPLOYEE agrees to notify NIKE at the time of separation of employment of the name of EMPLOYEE's new employer, if known. EMPLOYEE further agrees to disclose to NIKE the name of any subsequent employer during the Restriction Period, wherever located and regardless of whether such employer is a competitor of NIKE.


     3.     Non-Disclosure Agreement.

            (a) Protectable Information Defined. "Protected Information" shall mean all proprietary information, in whatever form and format, of NIKE and all information provided to NIKE by third parties which NIKE is obligated to keep confidential. EMPLOYEE agrees that any and all information to which EMPLOYEE has access concerning NIKE projects and internal NIKE information is Protected Information, whether in verbal form, machine-readable form, written or other tangible form, and whether designated as confidential or unmarked. Without limiting the foregoing, Protected Information includes information relating to NIKE's research and development activities, its intellectual property and the filing or pendency of patent applications, confidential techniques, methods, styles, designs, design concepts and ideas, customer and vendor lists, contract factory lists, pricing information, manufacturing plans, business and marketing plans, sales information, methods of operation, manufacturing processes and methods, products, and personnel information.

            (b) Excluded Information. Notwithstanding paragraph 3(a), Protected Information excludes any information that is or becomes part of the public domain through no act or failure to act on the part of the EMPLOYEE. Specifically, employees shall be permitted to retain as part of their personal portfolio copies of the employees' original artwork and designs, provided the artwork or designs have become part of the public domain. In any dispute between the parties with respect to this exclusion, the burden of proof will be on EMPLOYEE and such proof will be by clear and convincing evidence.

            (c) Employee's Obligations. During the period of employment by NIKE and for a period of two (2) years thereafter, EMPLOYEE will hold in confidence and protect all Protected Information and will not, at any time, directly or indirectly, use and Protected Information for any purpose outside the scope of EMPLOYEE's employment with NIKE or disclose any Protected Information to any third person or organization without the prior written consent of NIKE. Specifically, but not by way of limitation, EMPLOYEE will not ever copy, transmit, reproduce, summarize, quote, publish or make any commercial or other use whatsoever of any Protected Information without the prior written consent of NIKE. EMPLOYEE will also take reasonable security precautions and such other actions as may be necessary to insure that there is no use or disclosure, intentional or inadvertent, of Protected Information in violation of this Agreement.

     4. Return of Protected Information. At the request of NIKE at anytime, and in any event, upon termination of employment, EMPLOYEE shall immediately return to NIKE all confidential documents, including tapes, notebooks, drawings, computer disks and other similar repositories of or containing Protected Information, and all copies thereof, then in EMPLOYEE's possession or under EMPLOYEE's control.

     5. Unauthorized Use. During the period of employment with NIKE and thereafter, EMPLOYEE will notify NIKE immediately if EMPLOYEE becomes aware of the unauthorized possession, use or knowledge of any Protected Information by any person employed or not employed by NIKE at the time of such possession, use or knowledge. EMPLOYEE will cooperate with NIKE in the investigation of any such incident and will cooperate with NIKE in any litigation with third parties deemed necessary by NIKE to protect the Protected Information. NIKE shall provide reasonable reimbursement to EMPLOYEE for each hour so engaged and that amount shall not be diminished by operation of any payment under Paragraph 1(d) of this Agreement.

     6. Non-Recruitment. During the term of this Agreement and for a period of one (1) year thereafter, EMPLOYEE will not directly or indirectly, solicit, divert or hire away (or attempt to solicit, divert or hire away) to or for himself or any other company or business organization, any NIKE employee, whether or not such employee is a full-time employee or temporary employee and whether or not such employment is pursuant to a written agreement or is at will.

     7. Accounting of Profits. EMPLOYEE agrees that, if EMPLOYEE should violate any term of this Agreement, NIKE shall be entitled to an accounting and repayment of all profits, compensation, commissions, remuneration or benefits which EMPLOYEE directly or indirectly has realized and/or may realize as a result of or in connection with any such violation (including return of any additional consideration paid by NIKE pursuant to Paragraph 1 (d) above). Such remedy shall be in addition to and not in limitation of any injunctive relief or other rights or remedies to which NIKE may be entitled at law or in equity.

     8.     General Provisions.

            (a) Survival. This Agreement shall continue in effect after the termination of EMPLOYEE's employment, regardless of the reason for termination.

            (b) Waiver. No waiver, amendment, modification or cancellation of any term or condition of this Agreement will be effective unless executed in writing by both parties. No written waiver will excuse the performance of any act other than the act or acts specifically referred to therein.

            (c) Severability. Each provision herein will be treated as a separate and independent clause and unenforceability of any one clause will in no way impact the enforceability of any other clause. Should any of the provisions in this Agreement be found to be unreasonable or invalid by a court of competent jurisdiction, such provision will be enforceable to the maximum extent enforceable by the law of that jurisdiction.

            (d) Applicable Law/Jurisdiction. This Agreement, and EMPLOYEE's employment hereunder, shall be construed according to the laws of the State of Oregon. EMPLOYEE further hereby submits to the jurisdiction of, and agrees that exclusive jurisdiction over and venue for any action or proceeding arising out of or relating to this Agreement shall lie in the state and federal courts located in Oregon.


EMPLOYEE                                  NIKE, Inc.


By: ___________________________           By: __________________________
Name:  Charles D. Denson                  Name:  Philip H. Knight
Title: President, NIKE Brand              Title: President & CEO